UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 20, 2023
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 20, 2023, Howard Yu notified Envista Holdings Corporation (the “Company”) that he will step down as Senior Vice President and Chief Financial Officer of the Company (in which capacities he serves as the Company’s principal financial and accounting officer), effective September 22, 2023 to join another company. Mr. Yu’s decision was not the result of any disagreement with the Company. He will remain with the Company and assist with transition through that period.

On July 24, 2023, the Company appointed Stephen Keller, the Company’s Vice President, Investor Relations, as the Company’s interim principal financial officer, effective upon Mr. Yu’s departure. Mr. Keller will serve as the Company’s interim principal financial officer while the Company conducts a search for a new Chief Financial Officer.

Mr. Keller, age 49, has served as the Company’s Vice President, Investor Relations since March 2021. From July 2019 to March 2021, Mr. Keller served as the Company’s Vice President, Strategy and Business Development. From January 2016 to February 2019, Mr. Keller served as Vice President - Strategy & Corporate Development at Avery Dennison. He has a Bachelor of Science degree from the University of Iowa and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

On July 24, 2023, the Company appointed Faez Kaabi, the Company’s Vice President, Corporate Controller, as the Company’s Vice President and Chief Accounting Officer. He will assume that role and act as the principal accounting officer, effective upon Mr. Yu’s departure.

Mr. Kaabi, age 55, has served as the Company’s Vice President, Corporate Controller since September 2019. He also served in various global leadership positions after joining Danaher in 2011, including from 2016 to August 2019, Mr. Kaabi served as Vice President, Global Controller of Danaher Corporation’s Dental Platform. He has a Bachelor of Science in Accounting from California State University, Fullerton and is a licensed Certified Public Accountant.

Other than as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings with any other persons pursuant to which Mr. Keller and Mr. Kaabi were appointed to the positions described above. Neither Mr. Keller nor Mr. Kaabi have any family relationship with any member of the Company’s Board of Directors or executive officer of the Company, and neither Mr. Keller nor Mr. Kaabi is a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE

The Company will report its second quarter 2023 financial results on August 2, 2023. It is anticipated that the Company will re-affirm its 2023 full-year guidance as well as its long-term outlook.

The information included in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K which are not historical facts, including statements regarding the Company’s outlook and financial guidance, are "forward-looking" statements within the meaning of the federal securities laws. Forward-looking statements can also generally be identified by the use of words such as “anticipate,” believe,” “expect,” “intend,” “estimate,” “will,” “may,” “could” and similar expressions. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the conditions in the U.S. and global economy, the impact of inflation and increasing interest rates, international economic, political, legal, compliance and business factors, the markets served by us and the financial markets, the impact of the COVID-19 pandemic, the impact of our debt obligations on our operations and liquidity, developments and uncertainties in trade policies and regulations, contractions or growth rates and cyclicality of markets we serve, risks relating to product manufacturing, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole or limited sources of supply, disruptions relating to war, terrorism, climate change, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events, security breaches or other disruptions of our information technology systems or violations of data privacy laws, fluctuations in inventory of our distributors and customers, loss of a key distributor, our relationships with and the performance of our channel partners, competition, our ability to develop and successfully market new products and services, our ability to attract, develop and retain our key personnel, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, penalties associated with any off-label marketing of our products, modifications to our products that require new marketing clearances or authorizations, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures, our ability to adequately protect our intellectual property, the impact of our restructuring activities on our ability to grow, risks relating to currency exchange rates, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, the impact of regulation on demand for our products and services, and labor matters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for fiscal year 2022 and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this report and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: July 26, 2023	By:	/s/ Mark E. Nance
Mark E. Nance
Senior Vice President, General Counsel and Secretary